UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 10, 2024

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200, Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 262-7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Spectral” and the “Company” refer to Spectral Capital Corporation, Inc., a Nevada corporation and its consolidated subsidiaries following the Closing (as defined below).

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination

As previously reported in the Form 8-K filed with the Securities and Exchange Commission on September 14, 2024, the Company entered into an Acquisition Agreement to exchange shares (the “Exchange Agreement”) with Crowdpoint Technologies, Inc., a Texas corporation (“Seller”), a company controlled by  Sean Michael Brehm, also known as Sean Michael Obrien, the Chairman of our Board of Directors, and its wholly owned subsidiary, Crwdunit Inc., a Delaware corporation (“Target”), whereby the Company agreed to acquire from the Seller, and Seller agreed to sell to the Company, 100% of the Target’s outstanding shares in exchange for 3,750,000 newly issued shares (the “Exchange Shares”) of the Company’s  common stock, $.0001 par value (the “Common Stock”).

 The Exchange Agreement provided that the Company would acquire 100% of the issued and outstanding shares of the Target for a total purchase price of $15,000,000, paid through the issuance of the Exchange Shares. The closing of the transaction (the “Closing”) was expected to occur by December 10, 2024 and was subject to the satisfaction of the following conditions:

•Approval by the boards of directors of the Company and Target

•All necessary regulatory approvals and compliance with applicable securities and commercial laws.

•Completion of satisfactory due diligence by both parties, including financial, legal, technical, and operational audits.

•Execution of all necessary legal agreements, including those governing the transfer of the Crwdunit Utility and Quantization Mechanism intellectual property.

•Confirmation that all Target shareholders have been duly notified and rights have been protected according to the Exchange Agreement.

As reported in the Form 8-K filed with the Securities and Exchange Commission on May 13, 2024, Sean Michael Brehm was appointed as our director on May 13, 2024, and as reported on an additional Form 8-K with the Securities and Exchange Commission on June 6, 2024, the Mr. Brehm was appointed as Chairman of the Board of Directors on June 6, 2024.

The Merger Agreement

On December 10, 2024, the Company entered into an Agreement and Plan of Business Combination (“Merger Agreement”) that amended, replaced and superseded the Exchange Agreement.  The Merger Agreement was entered into between the Company, the Seller, the Target and a newly formed Delaware corporation and wholly owned subsidiary of the Company called Spectral QDA Holdings, Inc. (“QDA Holdings”) (together the “Parties”).  The Merger Agreement had the following terms:

•The Target has intellectual property consisting of software, algorithms, proprietary business processes, patents, trademarks, draft patent applications, trade secrets and customer arrangements and contracts in various stages of negotiation (the “Assets”).

•The Target has issued tokens and rights to receive tokens (“Token Rights”) to certain persons  that represent an aggregate dollar amount of $15,000,000 (subject to final post-closing adjustment) (“Token Obligation”).

•Prior to the distribution of the Exchange Shares to the holders of the Token Rights, Target shall issue to such holders shares (“Holders”) of a newly created series of Preferred Stock in Target (“Preferred Shares”).

•The Parties have agreed that at the Closing, as defined in the Merger Agreement, the following will occur:

oQDA Holdings will receive an irrevocable assignment (“Assignment”) of all the Assets in the Target, including those developed and acquired after the Closing which assignment will be effective as of a date 60 days from the Closing (the “Settlement”).

oThe parties will complete a certificate of merger between QDA Holdings and the Target, which certificate will take place immediately upon the fulfillment of the Post-Closing Conditions.

oThe Post-Closing Conditions are defined as follows:

▪The Completion of 2 years of audited financial statements by a PCAOB certified firm.

▪A certification by the Secretary and the CEO of the Target that all of the Post-Closing Representations are true.

▪The proper statutory notice provisions and procedures related to applicable Delaware law have been satisfied.

oIn the event that the Post-Closing conditions cannot be satisfied within 60 days, the Assignment will still be completed and QDA Holdings will then acquire all of the Assets of the Target, however the shares in the Target will remain beneficially owned by the Seller and the Holders

oThe Exchange Shares held in Escrow shall be delivered to the Target upon receipt of a certificate signed by the secretary of the Target that provides a certification that all necessary corporate actions, including the issuance of whatever shares in the Target to Token Investors are required to qualify the issuance of the Exchange Shares as a tax-free issuance.

oAt Closing, Spectral will issue the Exchange Shares to the Target to be held in escrow.  The Exchange Shares shall be held by the Target until distributed as soon as practicable thereafter to the Token Holders.

oIt is also agreed between the Parties that the number of Exchange Shares in the Merger Agreement can be increased by agreement of the Parties in the event that additional assets and intellectual property are added to the Assets post-closing.

oTarget shall distribute the Exchange Shares to the Holders in exchange for their Preferred Stock as soon as possible after the certificate specified above has been delivered and each Holder signs an appropriate Stockholders Agreement that contains standard representations warranties and a lock-up provision that provides that the Exchange Shares be held for a period of 180 days and 25% of the Exchange Shares be released each quarter thereafter.

oQDA Holdings and the Target will be and remain jointly and severally liable for the Token Rights on and after the Closing.

Item 2.01 of this Report discusses the consummation of Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 10, 2024, Spectral Capital Corporation, a Nevada corporation (the "Company" or "Spectral") closed its business combination with crwdunit, inc., a Delaware corporation and related parties.  The Company received all necessary Closing Certificates, permissions and signatures required by the Merger Agreement for the business combination to close.

After giving effect to the business combination as documented in the Merger Agreement, there will be issued and outstanding common equity shares in the amount of 71,742,516 shares, par value $0.0001, of which there is only a single class.  There are 5,000,000 preferred shares authorized, 2,000,000 of which have been designated as Series Quantum 1,000,000 of which are issued and outstanding.

The common stock trades on the OTCQB under the symbols “FCCN.”

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Spectral’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding Spectral’s intentions, beliefs or current expectations concerning, among other things, the results of operations, financial condition, liquidity, prospects, growth, and strategies of Spectral and the markets in which Spectral operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Spectral.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements and unaudited pro-forma condensed combined financial statements of Spectral and crwdunit, inc. will be provided by amendment in the event that the Merger is consummated.

(b) Pro forma financial information.

See above.

(c) Exhibits.

Exhibit No.	Description
10.1

Agreement and Plan of Business Combination, by and among Spectral Capital Corporation, Spectral QDA Holdings, Inc., crwdunit, inc. and Crowdpoint Technologies, Inc., as the Security Holder Representative, dated as of December 10, 2024

99.1	Press Release issued by Spectral Capital Corporation on December 11, 2024.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: December 11, 2024	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer, President